UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2015

CHINA HOUSING & LAND DEVELOPMENT, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-51429	20-1334845
State or Other Jurisdiction of Incorporation	Commission File Number	I.R.S. Identification Number

1008 Liuxue Road, Baqiao District

Xi’an, Shaanxi Province

China 710038

(Address of principal executive offices) (zip code)

86-29-83328813

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed by China Housing & Land Development, Inc. (the “Company”) in a Form 8-K filed on May 22, 2015, the Company received a letter from Xi’an Baqiao New Development Zone Management Council on May 18, 2015 indicating that the land use right covering 29.7 acres (net) of land at Textile City had been rezoned from residential & commercial purposes to cultural, entertainment & commercial purposes (the “Rezoning”).

In light of the Rezoning, the Board of Directors of the Company (“Board”) retained consultants to analyze and advise on the feasibility of continuing to develop the Textile City land use right in compliance with the terms imposed under the Rezoning. Following a presentation by such consultants and due consideration of all relevant factors, the Board ultimately determined that the Textile City land use right is inconsistent with the Company’s future development strategy. On June 29, 2015, the Board formally adopted resolutions directing the Company to terminate the development of the Textile City land and to seek to mitigate its damages by pursuing a return of the deposits that were previously paid in connection with securing the Textile City land use right. While the Company will exercise all reasonable efforts to seek a return of such deposits, there can be no assurance the Company will be successful in obtaining a return of all or any part of the deposits previously paid to secure the land use right.

Safe Harbor Statement

This Form 8-K disclosure may contain forward-looking information about China Housing & Land Development, Inc. which is covered under the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as believe, expect, may, will, should, project, plan, seek, intend, or anticipate or the negative thereof or comparable terminology, and include discussions of future development strategy, business plans and intended efforts to seek a return of deposits that were previously paid to secure certain land use rights.

Such statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Actual performance results may vary significantly from expectations and projections. Further information regarding this and other risk factors are contained in China Housing’s other public filings with the U.S. Securities and Exchange Commission. All information provided in this Form 8-K and in any attachments are as of the date of the Form 8-K, and the companies do not undertake any obligation to update any forward-looking statement as a result of new information, future events or otherwise, except as required under law.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA HOUSING & LAND DEVELOPMENT, INC.

Dated: July 6, 2015	By: /s/ Pingji Lu
Name: Pingji Lu
Title: Chief Executive Officer